LORD ABBETT RESEARCH FUND

Lord Abbett Small Cap Value Fund

Supplement dated December 1, 2009

to the Prospectus and

Statement of Additional Information dated April 1, 2009

(Class A, B, C, F, I, P, R2, and R3 Shares)

The section of the prospectus titled “Information on the Availability of Small Cap Value Fund” and the section of the statement of additional information titled “Purchases, Redemptions, Pricing and Payments to Dealers – Information on the Availability of Small Cap Value Fund” is hereby amended to permit directors and trustees of the Lord Abbett Funds, partners and employees of Lord, Abbett & Co. LLC, and the family members of such persons to purchase shares of the Fund without regard to whether such persons are existing investors in the Fund.

Please retain this document for your future reference.